SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES ExCHANGE ACT OF 1934

       Date of report (date of earliest event reported): October 26, 2004

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                        0-23212           36-3885440
(State or Other Jurisdiction of        (Commission       (I.R.S. Employer
      Incorporation)                   File Number)   Identification Number)


 647 North Lakeview Parkway, Vernon Hills, Illinois                60061
      (Address of Principal Executive Offices)                  (Zip Code)


                                (847) 247-9400


              (Registrant's Telephone Number, Including Area Code)
                            Item 8.01. Other Events.

         On October 26, 2004, Telular Corporation issued a press release reporting a new $9 million contract with Cellpoint, a Telular distribution partner in Latin America, for the supply of fixed wireless products. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

         (c)  Exhibits

         99.1 Press Release issued by Telular Corporation dated October 26,
2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 26, 2004

                               TELULAR CORPORATION


                               /s/ JEFFREY L. HERRMANN
                               -------------------------------------
                               Jeffrey L. Herrmann
                               Executive Vice President, Chief Operating
                               Officer and Chief Financial Officer


Exhibit Index

Sequential
Exhibit
Number               Document Name
-----------          -------------
99.1                 Press Release dated October 26, 2004